ACQUIRED INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2011
ACQUIRED INTANGIBLE ASSETS, NET
9.	ACQUIRED INTANGIBLE ASSETS, NET

Acquired intangible assets, net consist of the following:

	At December 31,
	2010	2011
Cost:
Purchased software	$4,806	$5,654
Technology licenses	5,141	12,261
	9,947	17,915
Accumulated amortization:
Purchased software	(3,218)	(4,232)
Technology licenses	(2,831)	(3,824)
	(6,049)	(8,056)
IPR&D not subject to amortization	420	420
Less: Impairment loss in respect of IPR&D recognized	-	(420)
Acquired intangible assets, net	$4,318	$9,859

The intangible assets of the Group mainly consist of purchased software which is used to support the business administration and the electronic design automation, and technology licenses acquired for the purpose of utilizing certain intellectual property held by third parties.

The Group has recorded amortization expense of $2,833, $1,901, and $1,803 for the years ended December 31, 2009, 2010 and 2011, respectively.  Intangible asset amortization expense is estimated to be $2,886, $2,026, $1,105, $923 and $660 for the 2012, 2013, 2014, 2015 and 2016 fiscal years, respectively.

 In 2011, the Group compared the IPR&D's carrying value to its respective fair value. The Group estimated the fair value of the IPR&D by the income approach. Significant assumptions inherent in the valuation methodologies for IPR&D are employed and include, but are not limited to, prospective financial information and discount rates. Based on this quantitative test, the Group determined that the fair value of the IPR&D tested in 2011 was lower than its carrying amount because the management decided to cease the entire research and development project of the application for Android, which is the primarily line of business of Mavrix reporting unit, due to of technological failure. Accordingly, the Group recognized an impairment loss of $ 420 on the IPR&D.